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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          FORM 8-K


       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
           OF THE SECURITIES EXCHANGE ACT OF 1934
 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 18, 1996



                   ENRON OIL & GAS COMPANY
   (Exact name of registrant as specified in its charter)


     Delaware                          1-9743                47-0684736
(State or other jurisdiction       (Commission File       (I.R.S. Employer
 of incorporation or organization)     Number)            Identification No.)



       1400 Smith Street
        Houston, Texas                                         77002
(Address of principal executive  offices)                    (Zip code)


Registrant's telephone number, including area code: (713) 853-6161






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Item 5.   Other Events

     On November 18, 1996, Enron Oil & Gas Company sold $150 million principal amount of its 6.70% Notes due November 15, 2006 pursuant to an underwritten public offering.


Item   7.     Financial   Statements,  Pro-Forma   Financial
Information and Exhibits

     (c)  Exhibits

          1.1 Underwriting Agreement dated November 13, 1996 between Enron Oil & Gas Company and J.
               P. Morgan Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc.

          1.2  Certificate  of  Senior  Vice  President  and
               Chief  Financial Officer of Enron Oil  &  Gas
               Company  establishing the terms of the  6.70%
               Notes due November 15, 2006.

          1.3 Specimen of 6.70% Notes due November 15, 2006 in book-entry form.

          1.4 Computation of Ratios of Earnings to Fixed Charges (incorporated by reference to
               Exhibit  12 to Form 10-Q of Enron Oil  &  Gas
               Company  for  quarter  ended  September   30,
               1996).



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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ENRON OIL & GAS COMPANY



Date:  December 3, 1996            By:  /s/ Walter C. Wilson
                                        Walter C. Wilson
                                        Senior Vice President and
                                         Chief Financial Officer




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                        EXHIBIT INDEX

1.1  Underwriting Agreement dated November 13, 1996  between
     Enron  Oil  &  Gas Company and J. P. Morgan  Securities
     Inc.,  Goldman,  Sachs  & Co.,  Morgan  Stanley  &  Co.
     Incorporated and Salomon Brothers Inc.

1.2  Certificate   of  Senior  Vice  President   and   Chief
     Financial   Officer  of  Enron  Oil   &   Gas   Company
     establishing the terms of the 6.70% Notes due  November
     15, 2006.

1.3 Specimen of 6.70% Notes due November 15, 2006 in book-entry form.

1.4  Computation  of  Ratios of Earnings  to  Fixed  Charges
     (incorporated by reference to Exhibit 12 to  Form  10-Q
     of   Enron   Oil  &  Gas  Company  for  quarter   ended
     September 30, 1996).